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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): April 29, 2004

                 REINSURANCE GROUP OF AMERICA, INCORPORATED
           (Exact Name of Registrant as Specified in its Charter)


           MISSOURI                   1-11848                 43-1627032

(State or other Jurisdiction  (Commission File Number)      (IRS Employer
       of Incorporation)                                Identification Number)

                        1370 TIMBERLAKE MANOR PARKWAY
                        CHESTERFIELD, MISSOURI 63017
                   (Address of Principal Executive Office)

                               (636) 736-7000
            (Registrant's telephone number, including area code)



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ITEM 9. REGULATION FD DISCLOSURE

On April 29, 2004, Reinsurance Group of America, Incorporated ("RGA") issued a press release announcing its earnings for the three months ended March 31, 2004 and providing certain additional information. In addition, RGA announced in the press release that a conference call would be held on April 30, 2004 to discuss its financial and operating results for the three months ended March 31, 2004. A copy of this press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

The information in Item 9 of this Current Report on Form 8-K and Exhibit
99.1 attached hereto shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2004, RGA issued a press release announcing its earnings for the three months ended March 31, 2004 and providing certain additional information. In addition, RGA announced in the press release that a conference call would be held on April 30, 2004 to discuss its financial and operating results for the three months ended March 31, 2004. A copy of this press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

The information in Item 12 of this Current Report on Form 8-K and Exhibit
99.1 attached hereto shall not be deemed to be "filed" for the purposes of
Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Reinsurance Group Of America, Incorporated

Date: April 29, 2004              By:    /s/ Jack B. Lay
                                         -----------------------------------
                                  Name:  Jack B. Lay
                                  Title: Executive Vice President and
                                         Chief Financial Officer



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                                EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1 Press Release of Reinsurance Group of America, Incorporated dated April 29, 2004.




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